SEASONS SERIES TRUST

Supplement to the Statement of Additional Information
 dated December 29, 2000 as supplemented February 7,
                         2001

     The reference to Marsico Capital Management, LLC in the first paragraph on page B-62 should be replaced in its entirety with the following:

     On January 2, 2001, Marsico underwent a change of control whereby Bank of America Corporation ("Bank of America"), a Delaware corporation, entered into an agreement to increase its ownership of Marsico to 100%. Prior to the transaction, Bank of America owned 50% of Marsico through its ownership of Marsico Management Holdings, LLC.



     Dated:    February 7, 2001